CGM ADVISOR TARGETED EQUITY FUND

HANSBERGER INTERNATIONAL FUND

HARRIS ASSOCIATES FOCUSED VALUE FUND

LOOMIS SAYLES CORE PLUS BOND FUND

LOOMIS SAYLES GLOBAL MARKETS FUND

LOOMIS SAYLES INTERNATIONAL BOND FUND

LOOMIS SAYLES STRATEGIC INCOME FUND

VAUGHAN NELSON SMALL CAP VALUE FUND

(the “Funds”)

Supplement dated March 24, 2008 to the Natixis Equity Funds Class A, B and C Prospectus, Natixis Equity

Funds Class Y Prospectus, Loomis Sayles Strategic Income Fund Class A, B and C Prospectus, Natixis

Income and Tax-Free Income Funds Class A, B and C Prospectus and Natixis Income Funds Class Y

Prospectus, each dated February 1, 2008; and the Natixis Equity Funds Class A, B and C Prospectus and

Natixis Equity Funds Class Y Prospectus, each dated May 1, 2007, as may be revised and supplemented from time to time.

Effective June 2, 2008, the 2.00% redemption fee imposed on Class A and Class Y shares of the Funds sold or exchanged within 60 days of their acquisition will be eliminated.

SP369-0308

SP370-0308